Exhibit 99.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2021	2020	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$11,111	10,699	3.9%	3.9	-

Europe	5,414	4,827	12.1	4.7	7.4
Western Hemisphere excluding U.S.	1,424	1,502	(5.1)	0.0	(5.1)
Asia-Pacific, Africa	4,372	3,663	19.4	13.7	5.7
International	11,210	9,992	12.2	7.3	4.9

Worldwide	$22,321	20,691	7.9%	5.5	2.4

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	FIRST QUARTER
			Percent Change
	2021	2020	Total	Operations	Currency
Sales to customers by
segment of business

Consumer Health
U.S.	$1,611	1,740	(7.4)%	(7.4)	—
International	1,932	1,885	2.5	0.5	2.0
	3,543	3,625	(2.3)	(3.3)	1.0

Pharmaceutical
U.S.	6,446	6,061	6.4	6.4	—
International	5,753	5,073	13.4	7.9	5.5
	12,199	11,134	9.6	7.1	2.5

Medical Devices
U.S.	3,054	2,898	5.4	5.4	—
International	3,525	3,034	16.2	10.5	5.7
	6,579	5,932	10.9	8.0	2.9

U.S.	11,111	10,699	3.9	3.9	—
International	11,210	9,992	12.2	7.3	4.9
Worldwide	$22,321	20,691	7.9%	5.5	2.4

Note: Percentages have been calculated using actual, non-rounded figures and, therefore, may not recalculate precisely.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	FIRST QUARTER

	2021		2020		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$22,321	100.0	$20,691	100.0	7.9
Cost of products sold	7,063	31.7	7,062	34.1	0.0
Gross Profit	15,258	68.3	13,629	65.9	12.0
Selling, marketing and administrative expenses	5,432	24.3	5,203	25.1	4.4
Research and development expense	3,178	14.2	2,580	12.5	23.2
Interest (income) expense, net	48	0.2	(42)	(0.2)
Other (income) expense, net	(882)	(3.9)	(679)	(3.3)
Restructuring	53	0.2	58	0.3
Earnings before provision for taxes on income	7,429	33.3	6,509	31.5	14.1
Provision for taxes on income	1,232	5.5	713	3.5	72.8
Net earnings	$6,197	27.8	$5,796	28.0	6.9

Net earnings per share (Diluted)	$2.32		$2.17		6.9

Average shares outstanding (Diluted)	2,672.7		2,671.0

Effective tax rate	16.6%		11.0%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$8,291	37.1	$7,244	35.0	14.5
Net earnings	$6,924	31.0	$6,154	29.7	12.5
Net earnings per share (Diluted)	$2.59		$2.30		12.6
Effective tax rate	16.5%		15.0%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant gains from divestitures, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, significant gains from divestitures, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

		First Quarter
	(Dollars in Millions Except Per Share Data)	2021	2020
	Net Earnings, after tax- as reported	$6,197	$5,796

	Pre-tax Adjustments
	Intangible Asset Amortization expense	1,215	1,118
	Litigation expense	-	120
	Restructuring related	104	118
	Acquisition, integration and divestiture related [1]	(538)	(962)
	Unrealized (gains)/losses on securities	35	327
	Medical Device Regulation	46	14

	Tax Adjustments
	Tax impact on special item adjustments [2]	(113)	(267)
	Tax legislation and other tax related	(22)	(110)
	Adjusted Net Earnings, after tax	$6,924	$6,154
	Average shares outstanding (Diluted)	2,672.7	2,671.0
	Adjusted net earnings per share (Diluted)	$2.59	$2.30
	Operational adjusted net earnings per share (Diluted)	$2.49

	Notes:
[1]	Acquisition, integration and divestiture related for the first quarter of 2021 primarily includes the gain on the divestiture of two Pharmaceutical brands outside of the U.S. The first quarter of 2020 primarily includes a $983M Contingent Consideration reversal related to the timing of certain developmental milestones associated with the Auris Health acquisition.

[2]	The tax impact related to special item adjustments reflects the current and deferred income taxes associated with the above pre-tax special items in arriving at adjusted earnings.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Adjusted Operational Sales Growth (A)
FIRST QUARTER 2021 ACTUAL vs. 2020 ACTUAL

Segments
	Consumer Health	Pharmaceutical	Medical Devices	Total
WW As Reported	(2.3)%	9.6%	10.9%	7.9%
U.S.	(7.4)%	6.4%	5.4%	3.9%
International	2.5%	13.4%	16.2%	12.2%

WW Currency	1.0	2.5	2.9	2.4
U.S.	—	—	—	—
International	2.0	5.5	5.7	4.9

WW Operational	(3.3)%	7.1%	8.0%	5.5%
U.S.	(7.4)%	6.4%	5.4%	3.9%
International	0.5%	7.9%	10.5%	7.3%

General Surgery
Advanced Sterilization Products			0.6	0.2
U.S.			0.0	0.0
International			1.2	0.4

All Other Acquisitions and Divestitures	0.4	0.3	0.1	0.3
U.S.	0.5	(0.2)	0.2	0.0
International	0.4	0.9	0.0	0.5

WW Adjusted Operational	(2.9)%	7.4%	8.8%	6.0%
U.S.	(6.9)%	6.2%	5.6%	3.9%
International	0.9%	8.8%	11.8%	8.2%

Note: Percentages are based on actual, non-rounded figures and may not sum

(A) NON-GAAP FINANCIAL MEASURE “Adjusted operational sales growth" excludes acquisitions, divestitures and translational currency and is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
CONSUMER HEALTH SEGMENT (2)

OTC
US	$599	689	(13.0)%	(13.0)%	—%
Intl	575	659	(12.8)	(16.6)	3.8
WW	1,175	1,348	(12.9)	(14.8)	1.9

SKIN HEALTH / BEAUTY
US	634	659	(3.9)	(3.9)	—
Intl	529	458	15.7	12.3	3.4
WW	1,163	1,117	4.1	2.8	1.3

ORAL CARE
US	163	176	(7.2)	(7.2)	—
Intl	254	219	16.0	13.9	2.1
WW	417	395	5.7	4.5	1.2

BABY CARE
US	96	92	4.2	4.2	—
Intl	293	269	8.9	11.3	(2.4)
WW	389	361	7.7	9.5	(1.8)

WOMEN'S HEALTH
US	3	4	(25.8)	(25.8)	—
Intl	219	228	(3.9)	(2.2)	(1.7)
WW	222	232	(4.3)	(2.6)	(1.7)

WOUND CARE / OTHER
US	115	119	(3.0)	(3.0)	—
Intl	61	52	17.6	14.2	3.4
WW	177	171	3.3	2.2	1.1

TOTAL CONSUMER HEALTH
US	1,611	1,740	(7.4)	(7.4)	—
Intl	1,932	1,885	2.5	0.5	2.0
WW	$3,543	3,625	(2.3)%	(3.3)%	1.0%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$2,413	2,410	0.1%	0.1%	—%
Intl	1,501	1,228	22.3	15.9	6.4
WW	3,914	3,638	7.6	5.5	2.1
REMICADE
US	489	625	(21.7)	(21.7)	—
US Exports (4)	57	110	(48.4)	(48.4)	—
Intl	232	256	(9.4)	(12.1)	2.7
WW	777	990	(21.5)	(22.2)	0.7
SIMPONI / SIMPONI ARIA
US	255	272	(5.9)	(5.9)	—
Intl	307	258	18.9	13.8	5.1
WW	562	529	6.2	3.7	2.5
STELARA
US	1,331	1,217	9.4	9.4	—
Intl	817	603	35.6	27.6	8.0
WW	2,148	1,819	18.1	15.4	2.7
TREMFYA
US	274	187	46.3	46.3	—
Intl	143	109	32.0	23.1	8.9
WW	418	296	41.0	37.8	3.2
OTHER IMMUNOLOGY
US	7	—	*	*	—
Intl	2	3	(38.4)	(36.3)	(2.1)
WW	8	3	*	*	*

INFECTIOUS DISEASES
US	512	436	17.4	17.4	—
Intl	494	483	2.3	(2.2)	4.5
WW	1,007	920	9.5	7.1	2.4
COVID-19 VACCINE
US	100	—	*	*	—
Intl	—	—	—	—	—
WW	100	—	*	*	—
EDURANT / rilpivirine
US	10	12	(12.3)	(12.3)	—
Intl	233	212	9.8	0.9	8.9
WW	243	224	8.6	0.2	8.4
PREZISTA / PREZCOBIX / REZOLSTA / SYMTUZA
US	380	396	(3.8)	(3.8)	—
Intl	166	184	(9.9)	(10.4)	0.5
WW	546	579	(5.8)	(5.9)	0.1
OTHER INFECTIOUS DISEASES
US	21	29	(27.0)	(27.0)	—
Intl	96	87	9.7	7.4	2.3
WW	117	116	0.6	(1.2)	1.8

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$771	748	3.2%	3.2%	—%
Intl	949	910	4.3	0.4	3.9
WW	1,721	1,658	3.8	1.6	2.2
CONCERTA / methylphenidate
US	47	52	(9.6)	(9.6)	—
Intl	123	118	4.5	(0.4)	4.9
WW	171	171	0.2	(3.2)	3.4
INVEGA SUSTENNA / XEPLION / INVEGA
TRINZA / TREVICTA
US	589	544	8.3	8.3	—
Intl	376	339	11.0	4.5	6.5
WW	965	883	9.4	6.9	2.5
RISPERDAL CONSTA
US	67	76	(11.8)	(11.8)	—
Intl	89	94	(4.8)	(8.8)	4.0
WW	157	170	(7.9)	(10.1)	2.2
OTHER NEUROSCIENCE
US	67	75	(9.8)	(9.8)	—
Intl	361	360	0.2	(0.9)	1.1
WW	428	435	(1.5)	(2.5)	1.0

ONCOLOGY
US	1,377	1,175	17.2	17.2	—
Intl	2,193	1,839	19.3	12.9	6.4
WW	3,570	3,013	18.5	14.6	3.9
DARZALEX
US	691	463	49.2	49.2	—
Intl	674	474	42.2	35.3	6.9
WW	1,365	937	45.6	42.2	3.4
ERLEADA
US	171	119	44.0	44.0	—
Intl	90	24	*	*	*
WW	261	143	82.8	79.7	3.1
IMBRUVICA
US	444	432	2.8	2.8	—
Intl	680	599	13.5	7.6	5.9
WW	1,125	1,031	9.0	5.6	3.4
ZYTIGA / abiraterone acetate
US	50	139	(64.2)	(64.2)	—
Intl	588	552	6.6	0.0	6.6
WW	638	690	(7.6)	(12.9)	5.3
OTHER ONCOLOGY (5)
US	21	22	(5.1)	(5.1)	—
Intl	161	190	(15.3)	(19.3)	4.0
WW	182	212	(14.2)	(17.9)	3.7
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION
US	$573	486	18.0%	18.0%	—%
Intl	288	260	10.8	5.6	5.2
WW	861	745	15.5	13.7	1.8
OPSUMIT
US	272	229	18.5	18.5	—
Intl	179	160	11.5	6.3	5.2
WW	450	389	15.6	13.5	2.1
UPTRAVI
US	259	212	21.9	21.9	—
Intl	46	38	23.0	15.7	7.3
WW	305	250	22.0	20.9	1.1
OTHER PULMONARY HYPERTENSION
US	42	44	(3.5)	(3.5)	—
Intl	63	62	1.4	(2.1)	3.5
WW	105	106	(0.6)	(2.7)	2.1

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$799	806	(0.9)%	(0.9)%	—%
Intl	328	354	(7.2)	(11.3)	4.1
WW	1,127	1,160	(2.8)	(4.1)	1.3
XARELTO
US	589	527	11.7	11.7	—
Intl	—	—	—	—	—
WW	589	527	11.7	11.7	—
INVOKANA / INVOKAMET
US	87	117	(26.1)	(26.1)	—
Intl	63	58	9.2	4.2	5.0
WW	150	175	(14.4)	(16.1)	1.7
PROCRIT / EPREX
US	62	76	(18.3)	(18.3)	—
Intl	64	79	(18.1)	(22.2)	4.1
WW	127	155	(18.2)	(20.3)	2.1
OTHER
US	60	85	(28.8)	(28.8)	—
Intl	201	217	(7.7)	(11.5)	3.8
WW	261	302	(13.6)	(16.4)	2.8

TOTAL PHARMACEUTICAL
US	6,446	6,061	6.4	6.4	—
Intl	5,753	5,073	13.4	7.9	5.5
WW	$12,199	11,134	9.6%	7.1%	2.5%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2)

INTERVENTIONAL SOLUTIONS
US	$434	365	19.0%	19.0%	—%
Intl	514	362	42.0	34.0	8.0
WW	949	727	30.4	26.4	4.0

ORTHOPAEDICS
US	1,249	1,250	(0.1)	(0.1)	—
Intl	864	788	9.7	3.1	6.6
WW	2,113	2,038	3.7	1.2	2.5

HIPS
US	210	206	2.4	2.4	—
Intl	146	132	11.2	4.5	6.7
WW	357	337	5.8	3.2	2.6

KNEES
US	185	214	(13.5)	(13.5)	—
Intl	132	130	2.0	(4.1)	6.1
WW	317	343	(7.6)	(9.9)	2.3

TRAUMA
US	450	407	10.7	10.7	—
Intl	282	247	14.4	7.7	6.7
WW	733	654	12.1	9.5	2.6

SPINE, SPORTS & OTHER
US	403	423	(4.8)	(4.8)	—
Intl	303	280	8.4	1.7	6.7
WW	706	703	0.4	(2.2)	2.6

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)

	FIRST QUARTER
			% Change
	2021	2020	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (Continued)

SURGERY
US	$898	844	6.5%	6.5%	—%
Intl	1,474	1,257	17.3	11.7	5.6
WW	2,372	2,100	12.9	9.6	3.3

ADVANCED
US	405	381	6.5	6.5	—
Intl	713	567	25.7	19.5	6.2
WW	1,118	948	18.0	14.3	3.7

GENERAL
US	493	463	6.5	6.5	—
Intl	761	690	10.3	5.3	5.0
WW	1,254	1,153	8.8	5.8	3.0

VISION
US	472	439	7.4	7.4	—
Intl	673	628	7.3	3.9	3.4
WW	1,145	1,067	7.3	5.4	1.9

CONTACT LENSES / OTHER
US	371	346	7.2	7.2	—
Intl	486	467	4.0	0.9	3.1
WW	857	814	5.3	3.5	1.8
SURGICAL
US	101	93	8.2	8.2	—
Intl	187	160	17.0	12.9	4.1
WW	288	253	13.7	11.2	2.5

TOTAL MEDICAL DEVICES
US	3,054	2,898	5.4	5.4	—
Intl	3,525	3,034	16.2	10.5	5.7
WW	$6,579	5,932	10.9%	8.0%	2.9%

Note: Column and rows within tables may not add due to rounding. Percentages have been calculated using actual, non-
rounded figures and, therefore, may not recalculate precisely.

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Certain prior year amounts have been reclassified to conform to current year product disclosures
(4) Reported as U.S. sales
(5) Refer to supplemental schedule

Johnson & Johnson
Supplemental Sales Information
(Dollars in Millions)
Prior quarter amounts have been reclassified to
conform to current quarter products disclosure

	2019	2020				2020
	Full Year	Q1	Q2	Q3	Q4	Full Year
PHARMACEUTICAL SEGMENT (1)
OTHER ONCOLOGY (2)
US	70	22	20	21	20	83
Intl	1,087	190	185	181	183	738
WW	1,158	212	204	203	202	821

Note: Columns and rows within tables may not add due to rounding.

(1) Unaudited
(2) Other Oncology is inclusive of VELCADE, which was previously disclosed separately